UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 5, 2019

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange

Floating Rate AT&T Inc. Global Notes due August 3, 2020	T20C	New York Stock Exchange

1.875% AT&T Inc. Global Notes due December 4, 2020	T20	New York Stock Exchange

2.65% AT&T Inc. Global Notes due December 17, 2021	T21B	New York Stock Exchange

1.45% AT&T Inc. Global Notes due June 1, 2022	T22B	New York Stock Exchange

2.50% AT&T Inc. Global Notes due March 15, 2023	T23	New York Stock Exchange

Floating Rate AT&T Inc. Global Notes due September 5, 2023	T23 D	New York Stock Exchange

1.05% AT&T Inc. Global Notes due September 5, 2023	T23E	New York Stock Exchange

1.30% AT&T Inc. Global Notes due September 5, 2023	T23A	New York Stock Exchange

2.75% AT&T Inc. Global Notes due May 19, 2023	T23C	New York Stock Exchange

2.40% AT&T Inc. Global Notes due March 15, 2024	T24A	New York Stock Exchange

3.50% AT&T Inc. Global Notes due December 17, 2025	T25	New York Stock Exchange

1.80% AT&T Inc. Global Notes due September 5, 2026	T26D	New York Stock Exchange

2.90% AT&T Inc. Global Notes due December 4, 2026	T26A	New York Stock Exchange

2.35% AT&T Inc. Global Notes due September 5, 2029	T29D	New York Stock Exchange

4.375% AT&T Inc. Global Notes due September 14, 2029	T29B	New York Stock Exchange

2.60% AT&T Inc. Global Notes due December 17, 2029	T29A	New York Stock Exchange

3.55% AT&T Inc. Global Notes due December 17, 2032	T32	New York Stock Exchange

5.20% AT&T Inc. Global Notes due November 18, 2033	T33	New York Stock Exchange

3.375% AT&T Inc. Global Notes due March 15, 2034	T34	New York Stock Exchange

2.45% AT&T Inc. Global Notes due March 15, 2035	T35	New York Stock Exchange

3.15% AT&T Inc. Global Notes due September 4, 2036	T36A	New York Stock Exchange

7.00% AT&T Inc. Global Notes due April 30, 2040	T40	New York Stock Exchange

4.25% AT&T Inc. Global Notes due June 1, 2043	T43	New York Stock Exchange

4.875% AT&T Inc. Global Notes due June 1, 2044	T44	New York Stock Exchange

5.35% AT&T Inc. Global Notes due November 1, 2066	TBB	New York Stock Exchange

5.625% AT&T Inc. Global Notes due August 1, 2067	TBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 5, 2019 (the “Settlement Date”), AT&T Inc. (“AT&T”) completed its previously announced debt exchange offers (the “Exchange Offers”) to exchange (i) all validly tendered and not validly withdrawn 4.00% Notes due 2022 (the “TW 4.00% 2022 Notes”), 3.40% Notes due 2022 (the “TW 3.40% 2022 Notes”), 4.05% Notes due 2023 (the “TW 2023 Notes”), 3.55% Notes due 2024 (the “TW 2024 Notes”), 3.60% Notes due 2025 (the “TW 2025 Notes”), 3.875% Notes due 2026 (the “TW 3.875% 2026 Notes”), 2.95% Notes due 2026 (the “TW 2.95% 2026 Notes”), 3.80% Notes due 2027 (the “TW 2027 Notes”), 7.625% Debentures due 2031 (the “TW 2031 Debentures”), 7.700% Debentures due 2032 (the “TW 2032 Debentures”), 6.50% Debentures due 2036 (the “TW 2036 Debentures”), 6.200% Debentures due 2040 (the “TW 6.200% 2040 Debentures”), 6.10% Debentures due 2040 (the “TW 6.10% 2040 Debentures”), 6.25% Debentures due 2041 (the “TW 6.25% 2041 Debentures”), 5.375% Debentures due 2041 (the “TW 5.375% 2041 Debentures”), 4.90% Debentures due 2042 (the “TW 2042 Debentures”), 5.35% Debentures due 2043 (the “TW 2043 Debentures”), 4.65% Debentures due 2044 (the “TW 2044 Debentures”), 4.85% Debentures due 2045 (the “TW 2045 Debentures” and, together with the TW 4.00% 2022 Notes, the TW 3.40% 2022 Notes, the TW 2023 Notes, the TW 2024 Notes, the TW 2025 Notes, the TW 3.875% 2026 Notes, the TW 2.95% 2026 Notes, the TW 2027 Notes, the TW 2031 Debentures, the TW 2032 Debentures, the TW 2036 Debentures, the TW 6.200% 2040 Debentures, the TW 6.10% 2040 Debentures, the TW 6.25% 2041 Debentures, the TW 5.375% 2041 Debentures, the TW 2042 Debentures, the TW 2043 Debentures and the TW 2044 Debentures, the “TW U.S. Notes”) and 1.95% Notes due 2023 (the “TW Euro 2023 Notes”) issued by Warner Media, LLC (“Time Warner”), a Delaware limited liability company and successor by merger to Time Warner Inc. and a wholly owned subsidiary of AT&T, and (ii) all validly tendered and not validly withdrawn 9.15% Debentures due 2023 (the “HTW 2023 Debentures”), 7.57% Debentures due 2024 (the “HTW 2024 Debentures”), 6.85% Debentures due 2026 (the “HTW 2026 Debentures”), 6.95% Debentures due 2028 (the “HTW 2028 Debentures”), the 6 5/8% Debentures due 2029 (the “HTW 2029 Debentures”), the 8.30% Discount Debentures due 2036 (the “HTW 2036 Debentures” and, together with the HTW 2023 Debentures, the HTW 2024 Debentures, the HTW 2026 Debentures, the HTW 2028 Debentures and the HTW 2029 Debentures, the “HTW U.S. Notes” and, together with the TW U.S. Notes and the TW Euro 2023 Notes, the “Old Notes”) issued by Historic TW Inc. (“HTW”), the successor in interest to Time Warner Companies Inc. and a wholly owned subsidiary of AT&T, for new notes issued by AT&T (as described below), upon the terms and conditions set forth in the Prospectus, dated May 13, 2019, filed in connection with AT&T’s Registration Statement on Form S-4 (File No. 333-231171) originally filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on May 2, 2019, as amended by Amendment No. 1 filed on May 13, 2019, and which became effective on May 13, 2019 (the “Registration Statement”), and the related Letter of Transmittal and Consent.

Also on the Settlement Date, AT&T completed its previously announced offers to purchase for cash (the “Cash Offers” and, together with the Exchange Offers, the “Offers”) all validly tendered and not validly withdrawn HTW 2023 Debentures, HTW 2024 Debentures, HTW 2026 Debentures, HTW 2028 Debentures, HTW 2029 Debentures, TW 2031 Debentures, TW 2032 Debentures, HTW 2036 Debentures and TW 2036 Debentures, upon the terms and conditions set forth in the Offer to Purchase, dated May 2, 2019, and the related Letter of Transmittal and Consent.

The Time Warner 2.10% Notes due 2019 were expected to mature prior to the Settlement Date and were excluded from the Offers. These notes matured on June 1, 2019, and were paid in full, in accordance with their terms.

Pursuant to the Exchange Offers, the aggregate principal amounts of the Old Notes set forth below were validly tendered and accepted and subsequently cancelled:

(i)	$422,100,000 aggregate principal amount of the TW 4.00% 2022 Notes;

(ii)	$402,692,000 aggregate principal amount of the TW 3.40% 2022 Notes;

(iii)	$125,918,000 aggregate principal amount of the HTW 2023 Debentures;

(iv)	$411,287,000 aggregate principal amount of the TW 2023 Notes;

(v)	$54,178,000 aggregate principal amount of the HTW 2024 Debentures;

(vi)	$589,548,000 aggregate principal amount of the TW 2024 Notes;

(vii)	$1,329,996,000 aggregate principal amount of the TW 2025 Notes;

(viii)	$541,159,000 aggregate principal amount of the TW 3.875% 2026 Notes;

(ix)	$0 aggregate principal amount of the HTW 2026 Debentures;

(x)	$707,275,000 aggregate principal amount of the TW 2.95% 2026 Notes;

(xi)	$1,329,216,000 aggregate principal amount of the TW 2027 Notes;

(xii)	$43,801,000 aggregate principal amount of the HTW 2028 Debentures;

(xiii)	$190,040,000 aggregate principal amount of the HTW 2029 Debentures;

(xiv)	$188,038,000 aggregate principal amount of the TW 2031 Debentures;

(xv)	$157,645,000 aggregate principal amount of the TW 2032 Debentures;

(xvi)	$0 aggregate principal amount of the HTW 2036 Debentures;

(xvii)	$160,252,000 aggregate principal amount of the TW 2036 Debentures;

(xviii)	$329,477,000 aggregate principal amount of the TW 6.200% 2040 Debentures;

(xix)	$392,929,000 aggregate principal amount of the TW 6.10% 2040 Debentures;

(xx)	$521,884,000 aggregate principal amount of the TW 6.25% 2041 Debentures;

(xxi)	$447,317,000 aggregate principal amount of the TW 5.375% 2041 Debentures;

(xxii)	$394,500,000 aggregate principal amount of the TW 2042 Debentures;

(xxiii)	$436,339,000 aggregate principal amount of the TW 2043 Debentures;

(xxiv)	$470,657,000 aggregate principal amount of the TW 2044 Debentures;

(xxv)	$795,686,000 aggregate principal amount of the TW 2045 Debentures; and

(xxvi)	€535,972,000 aggregate principal amount of the TW Euro 2023 Notes.

Pursuant to the Cash Offers, the aggregate principal amounts of the Old Notes set forth below were validly tendered and accepted for purchase and subsequently cancelled:

(i)	$39,986,000 aggregate principal amount of the HTW 2023 Debentures;

(ii)	$32,288,000 aggregate principal amount of the HTW 2024 Debentures;

(iii)	$5,208,000 aggregate principal amount of the HTW 2026 Debentures;

(iv)	$43,374,000 aggregate principal amount of the HTW 2028 Debentures;

(v)	$116,023,000 aggregate principal amount of the HTW 2029 Debentures;

(vi)	$114,270,000 aggregate principal amount of the TW 2031 Debentures;

(vii)	$96,388,000 aggregate principal amount of the TW 2032 Debentures;

(viii)	$637,000 aggregate principal amount of the HTW 2036 Debentures; and

(ix)	$141,416,000 aggregate principal amount of the TW 2036 Debentures.

Following such cancellation, $1,978,065,000 aggregate principal amount of TW U.S. Notes remain outstanding across the nineteen U.S. dollar series issued by Time Warner, $518,990,000 aggregate principal amount of the HTW U.S. Notes remain outstanding across the six U.S. dollar series issued by HTW and €164,028,000 aggregate principal amount of TW Euro 2023 Notes remain outstanding.

In connection with the Offers, AT&T also solicited consents from holders of the Old Notes to amend (the “Proposed Amendments”) the five indentures governing the Old Notes (the “Old Indentures”), to, among other things (1) eliminate certain restrictive covenants and (2) eliminate, solely with respect to the HTW 2026 Debentures, the HTW 2029 Debentures and the HTW 2036 Debentures, the cross-default event of default (and the related acceleration of maturity) in the indentures governing such notes. On May 21, 2019, Time Warner or HTW, as applicable, together with the guarantors signatory thereto and The Bank of New York Mellon, as trustee, entered into a supplemental indenture to each of the Old Indentures that govern the terms of the Old Notes (except with respect to the HTW 2026 Debentures and HTW 2036 Debentures), to adopt the Proposed Amendments (the “Supplemental Indentures”). The Supplemental Indentures will govern the Old Notes (except with respect to the HTW 2026 Debentures and HTW 2036 Debentures) that remain outstanding after the settlement of the Exchange Offers.

The foregoing summaries of the Supplemental Indentures do not purport to be complete and are qualified in their entirety by reference to the complete terms of the Supplemental Indentures, copies of which are filed with this Current Report on Form 8-K as Exhibits 4.1 – 4.5, and are incorporated herein by reference.

In connection with the settlement of the Exchange Offers, AT&T issued:

(i)	$422,057,000 aggregate principal amount of its 4.000% Global Notes due 2022 (the “4.000% 2022 Notes”),

(ii)	$402,679,000 aggregate principal amount of its 3.400% Global Notes due 2022 (the “3.400% 2022 Notes”),

(iii)	$125,918,000 aggregate principal amount of its 9.150% Global Notes due 2023 (the “9.150% 2023 Notes”),

(iv)	$411,202,000 aggregate principal amount of its 4.050% Global Notes due 2023 (the “4.050% 2023 Notes”),

(v)	$54,176,000 aggregate principal amount of its 7.570% Global Notes due 2024 (the “7.570% 2024 Notes”),

(vi)	$589,458,000 aggregate principal amount of its 3.550% Global Notes due 2024 (the “3.550% 2024 Notes”),

(vii)	$1,329,934,000 aggregate principal amount of its 3.600% Global Notes due 2025 (the “2025 Notes”),

(viii)	$541,141,000 aggregate principal amount of its 3.875% Global Notes due 2026 (the “3.875% 2026 Notes”),

(ix)	$707,258,000 aggregate principal amount of its 2.950% Global Notes due 2026 (the “2.950% 2026 Notes”),

(x)	$1,329,194,000 aggregate principal amount of its 3.800% Global Notes due 2027 (the “2027 Notes”),

(xi)	$43,801,000 aggregate principal amount of its 6.950% Global Notes due 2028 (the “2028 Notes”),

(xii)	$190,040,000 aggregate principal amount of its 6.625% Global Notes due 2029 (the “2029 Notes”),

(xiii)	$187,707,000 aggregate principal amount of its 7.625% Global Notes Due 2031 (the “2031 Notes”),

(xiv)	$156,925,000 aggregate principal amount of its 7.700% Global Notes due 2032 (the “2032 Notes”),

(xv)	$160,252,000 aggregate principal amount of its 6.500% Global Notes due 2036 (the “6.500% 2036 Notes”),

(xvi)	$329,267,000 aggregate principal amount of its 6.200% Global Notes due 2040 (the “6.200% 2040 Notes”),

(xvii)	$392,704,000 aggregate principal amount of its 6.100% Global Notes due 2040 (the “6.100% 2040 Notes”),

(xviii)	$521,724,000 aggregate principal amount of its 6.250% Global Notes due 2041 (the “6.250% 2041 Notes”),

(xix)	$447,305,000 aggregate principal amount of its 5.375% Global Notes due 2041 (the “5.375% 2041 Notes”),

(xx)	$394,320,000 aggregate principal amount of its 4.900% Global Notes due 2042 (the “2042 Notes”),

(xxi)	$436,339,000 aggregate principal amount of its 5.350% Global Notes due 2043 (the “2043 Notes”),

(xxii)	$470,656,000 aggregate principal amount of its 4.650% Global Notes due 2044 (the “2044 Notes”) and

(xxiii)

$795,686,000 aggregate principal amount of its 4.850% Global Notes due 2045 (the “2045 Notes” and, together with the 4.000% 2022 Notes, the 3.400% 2022 Notes, the 9.150% 2023 Notes, the 4.050% 2023 Notes, the 7.570% 2024 Notes, the 3.550% 2024 Notes, the 2025 Notes, the 3.875% 2026 Notes, the 2.950% 2026 Notes, the 2027 Notes, the 2028 Notes, the 2029 Notes, the 2031 Notes, the 2032 Notes, the 6.500% 2036 Notes, the 6.200% 2040 Notes, the 6.100% 2040 Notes, the 6.250% 2041 Notes, the 5.375% 2041 Notes, the 2042 Notes, the 2043 Notes and the 2044 Notes, the “U.S. Notes”) and

(xxiv)	€535,591,000 aggregate principal amount of its 1.950% Global Notes due 2023 (the “1.950% 2023 Notes” or the “Euro Notes” and, together with the U.S. Notes, the “AT&T Notes”),

in exchange for the validly tendered and accepted Old Notes. AT&T did not accept any HTW 2026 Debentures or HTW 2036 Debentures tendered for exchange in the Exchange Offers and therefore did not issue any corresponding notes of those series.

The AT&T Notes have been registered under the Securities Act pursuant to the Registration Statement. The terms of the AT&T Notes are further described in AT&T’s Prospectus dated May 13, 2019, as filed with the SEC under Rule 424(b)(3) of the Securities Act on that date. The issuance of the AT&T Notes occurred on June 5, 2019. The AT&T Notes are unsecured and unsubordinated obligations of AT&T and will rank equally with all other unsecured and unsubordinated indebtedness of AT&T issued from time to time.

In connection with the settlement of the Cash Offers, AT&T paid aggregate total consideration of (i) $48,530,797.36 for the HTW 2023 Debentures, plus accrued and unpaid interest of $1,260,225.43; (ii) $38,594,169.28 for the HTW 2024 Debentures, plus accrued and unpaid interest of $841,891.61; (iii) $6,244,496.16 for the HTW 2026 Debentures, plus accrued and unpaid interest of $138,735.33; (iv) $53,663,297.76 for the HTW 2028 Debentures, plus accrued and unpaid interest of $1,172,302.86; (v) $143,976,421.39 for the HTW 2029 Debentures, plus accrued and unpaid interest of $427,029.13; (vi) $154,291,548.30 for the TW 2031 Debentures, plus accrued and unpaid interest of $1,210,151.03; (vii) $132,582,657.88 for the TW 2032 Debentures, plus accrued and unpaid interest of $700,954.94; (viii) $910,196.56 for the HTW 2036 Debentures, plus accrued and unpaid interest of $20,560.94; and (ix) $173,729,556.00 for the TW 2036 Debentures, plus accrued and unpaid interest of $510,668.88, in each case validly tendered and accepted for purchase pursuant to the Cash Offers.

The AT&T Notes are governed by the terms of an indenture, dated as of May 15, 2013, between AT&T and The Bank of New York Mellon Trust Company, N.A., as trustee.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

(d)	Exhibits

4.1	Fourteenth Supplemental Indenture, dated as of May 21, 2019, to the indenture, dated as of January 15, 1993, by and among Historic TW, Inc., the guarantors signatory thereto and The Bank of New York Mellon, as trustee.

4.2	Fifth Supplemental Indenture, dated as of May 21, 2019, to the indenture, dated as of June 1, 1998, by and among Historic TW, Inc., the guarantors signatory thereto and The Bank of New York Mellon, as trustee.

4.3	Fourth Supplemental Indenture, dated as of May 21, 2019, to the indenture, dated as of April 19, 2001, by and among Warner Media, LLC, as successor by merger to Time Warner Inc., the guarantors signatory thereto and The Bank of New York Mellon, as trustee.

4.4	Second Supplemental Indenture, dated as of May 21, 2019, to the indenture, dated as of November 13, 2006, by and among Warner Media, LLC, as successor by merger to Time Warner Inc., the guarantors signatory thereto and The Bank of New York Mellon, as trustee.

4.5	Second Supplemental Indenture, dated as of May 21, 2019, to the indenture, dated as of March 11, 2010, by and among Warner Media, LLC, as successor by merger to Time Warner Inc., the guarantors signatory thereto and The Bank of New York Mellon, as trustee.

4.6	Form of AT&T’s 4.000% Global Notes due 2022.

4.7	Form of AT&T’s 3.400% Global Notes due 2022.

4.8	Form of AT&T’s 9.150% Global Notes due 2023.

4.9	Form of AT&T’s 4.050% Global Notes due 2023.

4.10	Form of AT&T’s 7.570% Global Notes due 2024.

4.11	Form of AT&T’s 3.550% Global Notes due 2024.

4.12	Form of AT&T’s 3.600% Global Notes due 2025.

4.13	Form of AT&T’s 3.875% Global Notes due 2026.

4.14	Form of AT&T’s 2.950% Global Notes due 2026.

4.15	Form of AT&T’s 3.800% Global Notes due 2027.

4.16	Form of AT&T’s 6.950% Global Notes due 2028.

4.17	Form of AT&T’s 6.625% Global Notes due 2029.

4.18	Form of AT&T’s 7.625% Global Notes due 2031.

4.19	Form of AT&T’s 7.700% Global Notes due 2032.

4.20	Form of AT&T’s 6.500% Global Notes due 2036.

4.21	Form of AT&T’s 6.200% Global Notes due 2040.

4.22	Form of AT&T’s 6.100% Global Notes due 2040.

4.23	Form of AT&T’s 6.250% Global Notes due 2041.

4.24	Form of AT&T’s 5.375% Global Notes due 2041.

4.25	Form of AT&T’s 4.900% Global Notes due 2042.

4.26	Form of AT&T’s 5.350% Global Notes due 2043.

4.27	Form of AT&T’s 4.650% Global Notes due 2044.

4.28	Form of AT&T’s 4.850% Global Notes due 2045.

4.29	Form of AT&T’s 1.950% Global Notes due 2023.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: June 5, 2019	By:	/s/ George B. Goeke
George B. Goeke
Senior Vice President and Treasurer